Dear Shareholder:

One of three portfolio managers of the Balanced Fund (the “Fund”) of the Victory Portfolios, Cynthia G. Koury, has retired from her position effective December 30, 2011.  This supplement amends the prospectus of the Fund in order to reflect this change.  Lawrence G. Babin, a Chief Investment Officer and Senior Managing Director of Victory Capital Management Inc. (the “Adviser”), continues as the lead portfolio manager of the equity investments for the Fund.  Ernest C. Pelaia, Chief Investment Officer of Passive Investments and a Director of the Adviser, continues as the portfolio manager of the fixed income investments for the Fund.  There are no changes to the management of the Investment Grade Convertible Fund.

The Victory Portfolios

Hybrid Funds

Balanced Fund
Investment Grade Convertible Fund

Supplement dated December 30, 2011

to the Prospectus dated March 1, 2011

1.  The sentences that refer to Cynthia G. Koury on page 5 of the Prospectus under the section “Balanced Fund Summary — Management of the Fund — Portfolio Managers” and page 22 under the section “Organization and Management of the Funds — Portfolio Management” are deleted.

2.  The first sentence of the section “Organization and Management of the Funds — Portfolio Management” on page 22 of the Prospectus is replaced with:

“Lawrence G. Babin is the lead portfolio manager of the equity investments and Ernest C. Pelaia is the lead portfolio manager of the fixed income investments of the Balanced Fund.”

Please insert this supplement in the front of your Prospectus.  If you have questions about the Victory Funds, please call 800-539-3863.